SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2007
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                Banc of America Commercial Mortgage Trust 2007-3
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                         (Exact name of issuing entity)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)

      North Carolina                333-130755                 56-1950039
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      (State or other        (Commission File Number          (I.R.S. Employer
      jurisdiction of           of issuing entity)         Identification No. of
     incorporation of                                           Registrant)
        Registrant)

214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina         28255
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(Address of principal executive offices of Registrant)                (Zip Code)

Registrant's telephone number, including area code:  (704) 386-8509
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.       Description
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(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July 26, 2007, relating certain and tax matters.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By:    /s/ John S. Palmer
                                       ---------------------------------
                                       Name:  John S. Palmer
                                       Title: Vice President

Date:  July 26, 2007

                                  Exhibit Index
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Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
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8.1               Opinion of Cadwalader, Wickersham & Taft LLP,         E
                  dated as of July 26, 2007, relating to
                  certain tax matters